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                                  JOHN HANCOCK
                             VARIABLE SERIES TRUST I

                       Supplement dated September 9, 2003
                                       to
                       STATEMENT OF ADDITIONAL INFORMATION
                                      Dated
                                   May 1, 2003

     This Supplement to the Statement of Additional Information (sometimes referred to herein as the "SAI") is not a prospectus. It is intended that this Supplement be read in conjunction with the SAI and the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2003. A copy of the SAI and the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

     This Supplement revises the SAI as follows:

I. Section C. 6.c.(i) and (ii) of the SAI, beginning on page 14, are deleted and the following is inserted in their place:

     (i) Forward exchange contracts (and related asset segregation requirements): In a forward exchange contract, a Fund purchases or sells a specific amount of foreign currency, at a price and time (which may be any fixed number of days in the future) set in the contract. A Fund's obligation to deliver an amount of a currency under a forward contract must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or (b) having a contractual right to acquire that amount of such investments or such amount of currency at a price no greater than the amount the Fund will receive on settlement of the forward contract; or, alternatively, the relevant sub-adviser, subject to oversight and any directions given by John Hancock, will (c) cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit for that forward contract, at all times at least equals the amount of the Fund's obligation on that forward contract; provided that, as to any forward contract on any currency that settles on a "net" basis, a Fund may, for hedging purposes of clause (c), consider its "obligation" to be the net amount it owes under that contract that is not covered in clauses (a) and (b) of this sentence.

     (ii) Options on currencies (and related asset segregation requirements): A Fund may purchase and write put and call options on foreign currencies. This could include options traded on U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets. The characteristics and risk of these currency option transactions are similar to those discussed in Sections 11. and
12. below with respect to put and call options on securities.

     A Fund's obligation to deliver an amount of currency upon exercise of a call option written by the Fund must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or
(b) having a contractual right to acquire such investments or such amount of currency at a price no greater that the amount the Fund will receive upon exercise of the option; or the relevant sub-adviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to that option, at all times at least equals the value of the currency that the Fund is obligated to deliver under the option and that is not covered as provided in clause (a) or (b) of this sentence.

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     In connection with any currency put option written by a Fund, the relevant sub-adviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to such option, at all times at least equals the amount the Fund is obligated to pay upon exercise of the option.

II. Sections C. 11 and 12 of the SAI, beginning on page 16, are deleted and the following inserted in their place:

11.  Using Options

     a. Overview: The Funds may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, financial futures contracts and rights under swap agreements ("swap options"). This Section 11. discusses certain characteristics and risks that are generally common to all of these types of options. The Funds' use of specific types is further discussed in Section 6. above and Sections 12. and 14 below, including characteristics and risks peculiar to those types of options.

     b. Purchasing "call" options: If a Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return, the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). In a "call" swap option, the Fund (or other purchaser) has the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

     A Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus any exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

     Secondly, a Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (i.e., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, a Fund can lose money purchasing a call option, even if the value of the option's subject increases.

     The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

     c. Selling or "writing" call options: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price, or change the terms of the underlying swap agreement under a swap option, if the purchaser exercises the option before it expires.

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     The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen if the value of the option's subject were below the exercise price or, under a swap option, if more favorable terms for swap agreements were available than those under the option). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

     Alternatively, a Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's purchase price by an amount greater than any commissions payable by the Fund on the purchase and sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject and, with respect to swap options, because the swaps market is a relatively new market and identical options may not be available.

     The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

     Depending on the terms of the particular swap option, a Fund will generally incur a greater degree of risk when it sells ("writes") a swap option than it will incur when it purchases a swap option because the Fund will become obligated according to the terms of the underlying swap agreement upon exercise of the option by the purchaser.

     d. Writing call options on a "covered" basis: One way for a Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

     Call options written by Funds can also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under call options on the same subject owned by the Fund. Naturally, the more similar the assets held by the Fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered."

     To the extent that an option written by a Fund is not fully covered by assets that are very similar to the option's subject, the Fund's sub-adviser will segregate or "earmark" on the Fund's records cash or amounts it otherwise determines to be liquid in an amount equal to the Fund's exposure under the option. This procedure for each type of option written by the Fund is described more specifically in the portion of this Part C that describes the writing of that type of option.

     Although a Fund may own an underlying swap agreement when it writes a swap option, its liabilities under the swap option would not be fully offset by the swap agreement. This is because the swap option will change the terms of the underlining swap agreement when the purchaser exercises the option.

     e. Purchasing and selling (writing) "put" options: A "put" option is the same as a call option, except that a Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised. These terms do

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not strictly apply to swap options because that type of option changes the terms of the underlying swap agreement, as discussed above in Section C.11.b.

     If a Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). If the Fund actually owns at least the amount of whatever assets are the subject of the option, the option is sometimes referred to as a "protective" put option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

     On the other hand, if a Fund sells (writes) a put option, the Fund could experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns.

     f. Accounting for options: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

     g. Liquidity risk: The Funds intend to write and purchase options (other than swap options) only if the sub-adviser believes that adequate liquidity exists to close out open positions. If for any reason a Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

     h. Using options traded over-the-counter or on foreign exchanges: Options on securities, on indexes and/or on swaps may be traded "over-the-counter" or on foreign exchanges. A Fund may use such options in any manner and to the same extent that it would be permitted to use such options that were traded on domestic exchanges. The Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

     i. Asset segregation requirements for options written by a Fund: When a Fund writes an option, it is generally required that (a) that option be fully covered by the Fund's ownership of the same type of assets that are the subject -to the option (or a right to acquire such assets) or (b) to the extent not so covered, that the Fund set aside cash or liquid securities to support the Fund's obligations under the option it has written.

     Except for swap options, the asset segregation requirements for each type of option that a Fund may write are described in the portion of this part C that more specifically describes that type of option. For swap options written by a Fund, the asset segregation requirements are described in Section 14.f. below.

12.  Using Options on Securities (and related asset segregation requirements)

     a. Options on securities generally. A fund may purchase or write (sell) put and call options on securities of a type that the Fund could invest in directly.

     If a Fund writes a call option, it will at all times, own (a) an amount of the securities subject to the option that are not segregated to support any other obligation of the Fund and/or (b) a call option on the same securities at an exercise price that is not higher that that of the call option written by the Fund; or, alternatively, the relevant sub-adviser, subject to oversight and any directions given by John Hancock, will

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cause the Fund's custodian to segregate (or will segregate by "earmarking" on
Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation under the option that is not "covered" as provided in clause (a) or
(b) of this sentence. For this purpose, the amount of the obligation is deemed to be (i) the value of the securities that are the subject of the option or (ii) the amount by which the exercise price on any option the Fund has to acquire such securities exceeds the exercise price on the option the Fund has written on such securities.

     A Fund's obligation to make a payment upon the exercise of a put option on securities written by the Fund will at all times be fully covered by the Fund's owning a put option on the same securities at an exercise price that is no less than the amount the Fund must pay upon exercise of the put it has written; or alternatively, the relevant sub-adviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the put option it has written, at all times at least equals the amount the Fund would have to pay upon exercise of any put option that is not covered as provided in the first part of this sentence.

     b. Straddles

     A straddle is a strategy that consists of a simultaneous call option and put option on the same underlying security with each such option having the same exercise price. The combination is usually sold (written) as a unit, but each "leg" (i.e., the put option or the call option) may be exercised separately by the purchaser of the straddle.

     A Fund may purchase or write straddles. When a Fund writes a straddle, the relevant sub-adviser will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) the same amount (if any) of cash or other assets it determines to be liquid as it would do if the Fund had written only the leg of the straddle that is "in the money." For example, if the value of the underlying security is higher than the exercise price of the straddle (i.e., the exercise price of the put and call option), a written straddle will be covered by the Fund in the same manner as it would for a written call option. Conversely, when the value of the underlying security is lower than the exercise price of the straddle, a written straddle will be covered by the Fund in the same manner as it would for a written put option.

     Similarly, if a Fund writes a put and call option on the same security, but each leg has a different exercise price, and if the exercise price of the put does not exceed that of the call, the segregation (or earmarking") requirement will be the same as it would be if the Fund had written only the leg of the strategy that is "in-the-money." If both options are "out-of-the-money," the segregation (or earmarking") requirement will be the same as it would be if the Fund had written only the leg of the transaction that represents the higher potential liability of the Fund.

     Because a straddle consists of two options, the commissions and other transaction costs of assuming and liquidating the position may be relatively high.

III. Section C.13.b.(vi) of the SAI, beginning on page 23 is deleted and the following is inserted in its place:

     (vi) Asset segregation requirement for certain futures and options positions: The relevant sub-adviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that at all times at least equals (a) the sum of the purchase prices of all of the Fund's open futures purchase positions, plus
(b) the current value of the securities underlying all of the Fund's open futures

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sales positions that are maintained for purposes other than bona fide hedging, plus (c) the exercise price of all outstanding put options on futures contracts written by the Fund, plus (d) the current value of the securities underlying any futures contracts with respect to which the Fund has outstanding call options that it has written, minus (e) the amount of margin deposits with respect to all of such contracts.

IV. Section C.13.c.(v) of the SAI, beginning on page 24, is deleted and the following is inserted in its place:

     (v) Writing index options (and related asset segregation requirements): A Fund may write put and call options on indexes composed of securities in which the Fund may invest. A Fund's obligation to make a payment upon the exercise of a put or call option on an index written by the Fund will at all times be fully covered by (a) in the case of a put option, the Fund's owning a put option on the same index at an exercise price not lower that that of the option written by the Fund or (b) in the case of a call option, the Fund's owning a call option on the same index at an exercise price not higher than that of the option written by the Fund; or, alternatively, the relevant sub-adviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the option it has written that is not covered as provided in clause (a) or (b) of this sentence. For this purpose, the amount of the obligation (i) with respect to a put option is the exercise price of the option or the amount by which that exercise price exceeds that of a put option that the Fund owns on the same index and (ii) with respect to a call option is the current value of the index underlying the option or the amount by which the exercise price of the option written by the Fund exceeds that of a call option that the Fund owns on the same index.

IV. Section C.14 of the SAI, beginning on page 23, is deleted and the following inserted in its place:

14.  Using "Swaps," "Caps," "Floors," and "Collars"

     a. Overview: The nature and risks of these types of transactions are discussed in the paragraphs that follow.

     b. Interest rate swaps: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

     Provided the contract so permits, a Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     c. Interest rate caps, floors and collars: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

     d. Currency, credit default, index and equity swaps, caps, floors and collars: Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest

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rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

A Fund may sell or purchase credit default swap contracts for investment purposes when consistent with its investment goal and strategy. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. In a credit default swap contract, the seller would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the purchaser in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation, In return, the seller would receive a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations.

     e. Certain risks: The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. As a seller of a credit default swap contract, a Fund would be subject to investment exposure on the notional amount of the swap. As a purchaser of a credit default swap contract, a Fund would only receive income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability), and the investment could expire without value.

     Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Accordingly, a Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Typically, a Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against the risk of default on debt obligations, or to gain exposure to certain markets in the most economical way possible. Nor will a Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, a Fund may use these derivative instruments only in ways that are consistent with its investment objective.

     The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates, credit risk and other applicable factors, the investment performance of a Fund might be less favorable than if these techniques had not been used.

     These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. None of the Funds will enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the sub-adviser.

     There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

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     For purposes of applying the Funds' investment policies and restrictions
(as stated in the prospectus and this Statement of Additional Information, swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. the manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

f. Segregation requirements for these derivatives:

     The relevant sub-adviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit in connection with its outstanding swaps, caps, floors, and collars, at all times at least equals the amount of the Fund's obligations under these instruments.

     For a credit default swap sold by a Fund (i.e., where the Fund is "selling" credit default protection), the Fund's "obligation" will be considered to be the entire notional amount (i.e., the dollar amount of protection provided), for this purpose. For all swap agreements that are not credit default swaps written by the Fund, the Fund's obligation for this purpose will depend on the nature of the swap's settlement terms. If the swap settles on a "net" basis, the Fund's obligation will be accrued daily (and offset against any amounts owed to the Fund) on the transaction, and the Fund's "obligation" for asset segregation purposes will be deemed to be any accrued but unpaid net amounts owed to the other party to the swap transaction. If the swap does not provide for such "net" settlement procedures, the Fund's asset segregation requirement will be for the full accrued amount of the Fund's obligation.

     If a Fund writes a swap option, the asset segregation requirement will be substantially the same as for the swap rights that are the subject of the option. Thus, the Fund will generally segregate assets to the same extent and manner as it would do (as described in the immediately preceding paragraph), if it had already assumed the swap position it is required to assume upon exercise of the swap option the Fund has written.

VI. Section C.16.b. of the SAI, on page 28, is deleted and the following is inserted in its place:

     b. Asset segregation requirement for these transactions. The relevant sub-adviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit in connection with when-issued securities and forward commitments, at least equals the purchase price under each of the Fund's then outstanding when issued and forward commitments.

VII. Section C.21.b. of the SAI, on page 31, is deleted and the following is inserted in its place:

     b. Asset segregation requirements for reverse repurchase agreements and mortgage dollar rolls: The relevant sub-adviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that at all times at least equals the amount of the Fund's obligations under outstanding mortgage dollar rolls and reverse repurchase agreements.

VIII. Section F.2 of the SAI, beginning on page 36, is revised to include the following information:

Set forth below are the sub-advisory fees that John Hancock pays the subadvisers for each Fund indicated. The below fees are paid by John Hancock and not by the Funds.

                                          Subadvisory Fees Payable by John Hancock,
     Fund                        as a Percentage of Each Fund's Average Daily Net Assets
------------------------         -------------------------------------------------------
Growth & Income                  Assets managed by Independence Investment, LLC: .1875%

                                 Assets managed by Putnam Investment Management, LLC;
                                 .45% of first $150 million; .40% of next $150 million;
                                 and .30% above $300 million /A/

Fundamental Value                .40% of the first $100 million; and .30% above $100
                                 million /A/

Mid Cap Value                    .60% when net assets are $50 million or less; .50%
                                 once net assets exceed $50 million

Small Cap Value                  Assets managed by T. Rowe Price Associates, Inc.:
                                 .60% of the first $500 million and .55% above $500
                                 million

                                 Assets managed by Wellington Management Company, LLP:
                                 .65% of the first $100 million and .60% above $100
                                 million

Short-Term Bond                  .15% of first $100 million; .125% of next $150
                                 million; and .10% above $250 million/A/

Active Bond                      Assets managed by John Hancock Advisers, LLC: .25%
                                 of first $100 million; .20% of next $150 million; .16%
                                 of next $250 million; .13% of next $500 million; .10%
                                 above $1 billion

                                 Assets managed by Declaration Management & Research
                                 LLC: .15% of first $100 million; .125% of next $150
                                 million; .10% above $250 million/B/

                                 Assets managed by PIMCO: .25%/C/

High Yield Bond                  .40% /A/

/A/ As of July 1, 2003.
/B/ As of June 2, 2003.
/C/ As of August 1, 2003. For the period June 2, 2003 through July 31, 2003, John Hancock paid PIMCO at the following rates (as a percentage of average daily net assets managed by PIMCO): .25% of first $100 million; .20% of next $150 million; .16% of next $250 million; .13% of next $500 million; and .10% above $1 billion.

IX. Section H. of the SAI, beginning on page 48, is revised to include the following information:

Directed Brokerage

     From time to time the Trust may, on behalf of one or more Funds, request that John Hancock and the subadvisers also consider what are commonly referred to as "directed brokerage arrangements." Under such arrangements, a broker-dealer will rebate a portion of the brokerage commission it receives from (or on behalf of) a Fund and will apply that rebate to pay certain operating expenses that the Fund would otherwise pay directly. The Trust may condition its requests by requiring that subadvisers effect transactions with broker-dealers participating in such arrangements only if the subadviser believes that the broker-dealer will provide the best overall combination of price and execution (i.e., "best execution") for those transactions. While the Trust believes that overall this practice will benefit the Funds, in some cases the subadvisers may be unable to obtain volume discounts, and commissions charged under directed brokerage arrangements may be higher than those available from certain sources not involving such arrangements. In addition, directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients of a subadviser as a single transaction for the purchase or sale of a particular security, and that, in an effort to achieve orderly execution of transactions, directed brokerage arrangements may be delayed until execution of other orders have been completed. John Hancock will monitor directed brokerage transactions to help ensure that they are in the best interest of the affected Funds and their shareholders.

     The Trust intends to enter into a directed brokerage arrangement with State Street Global Markets, LLC ("SSGM"), an affiliate of the Custodian, under which a Fund will receive a credit on a trade-by-trade basis for part of the brokerage commission paid with respect to brokerage transactions directed by the Fund's subadviser(s) to a broker/dealer within SSGM's network of broker/dealers. SSGM will then apply the credit against other expenses of the Fund, including the Fund's share of the custodian's fee. Under this arrangement, subadvisers will be instructed to use a broker-dealer participating in the arrangement only if the subadviser believes that the broker-dealer will provide the "best execution" for the transaction in question.